UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 12, 2006

                       SECURITY DEVICES INTERNATIONAL INC.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)


     Delaware                                                  Applied For
--------------------             ------------------         ------------------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
of incorporation)                                           Identification No.)

                      120 Adelaide Street West, Suite 2500
                            Toronto, Ontario M5H 1T1
    ------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (416) 787-1871
                                                       --------------

                              424 Old Orchard Grove
                                Toronto, Ontario
                                 Canada M5M 2G4
                            ------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Unregistered Sales of Equity Securities.

      On December 12, 2006 the Company completed the sale of 2,536,170 shares of its common stock to a group of private investors. The shares were sold in the private offering at a price of $1.00 per share and are restricted securities as that term is defined in Rule 144 of the Securities and Exchange Commission. The Company paid a commission of $20,015 in connection with the sale of these shares.

      The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 for the sale of these shares.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 13, 2006.

                                 SECURITY DEVICES INTERNATIONAL INC.



                                 By:  /s/ Sheldon Kales
                                      ----------------------------------------
                                      Sheldon Kales, President and Principal
                                      Accounting and Financial Officer